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                   AMENDMENT NO. 1 TO COLLABORATION AGREEMENT


     This Amendment No. 1 to Collaboration Agreement (the "Amendment") effective as of April 14, 1997, is entered into by and between Pharmacopeia, Inc. ("Pharmacopeia") and Daiichi Pharmaceutical Co., Ltd ("Daiichi"), and amends that certain Collaboration Agreement entered into by Pharmacopeia and Daiichi effective as of March 29, 1996 (the "Agreement").

1. All capitalized terms not defined in this Amendment shall have the meaning given to them in the Agreement.

2.   Section 7.6 is amended to read in its entirety as follows:

     7.6  Equity Investment. Subject to the terms and conditions of the Common
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     Stock Purchase Agreement, Daiichi shall purchase from Pharmacopeia on the
     Effective Date $5,000,000 of Pharmacopeia Common Stock [***]. In addition, Daiichi shall purchase from Pharmacopeia $3,000,000 of Pharmacopeia Common Stock [***] the date of (i), (ii), (iii) mentioned below, which purchase of Pharmacopeia Common Stock shall occur on the tenth (10th) business day following [***].

3.   Article 7 is amended by the addition of the following new Section 7.9:

     7.9 Confirmation of [***]. Promptly following Pharmacopeia's
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     indentification of a Collaboration Compound as [***], Pharmacopeia shall notify Daiichi thereof and shall provide to Daiichi a [***] sample of such Collaboration Compound. Daiichi shall have [***] from the date it receives such sample (the "Confirmation Period") to notify Pharmacopeia whether Daiichi has confirmed that such Collaboration Compound satisfies the Criteria for [***]. In the event that Daiichi's analysis does not confirm that a particular Collaboration Compound indentified by Pharmacopeia as [***] meets the Criteria for [***], Daiichi shall promptly notify Pharmacopeia during the Confirmation Period, and Daiichi and Pharmacopeia personnel will work together, at Pharmacopeia's laboratories, for a period not to exceed [***] from the date Daiici initially received the sample, to make a final agreed determination whether or not such Collaboration Compound satisfies the Criteria for [***].

4. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of laws.

*Information omitted and filed separately with the Commission under Rule 24b-2.





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     In WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.

DAIICHI PHARMACEUTICAL CO., LTD.          PHARMACOPEIA, INC.

By:_____________________________              By:_____________________________

Name:___________________________              Name:___________________________

Title:__________________________              Title:__________________________

Date:___________________________              Date:___________________________